UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21633

Cohen & Steers Dividend Majors Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2009. The net asset value at that date was $10.16 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its net asset value; at period end, the Fund's closing price on the NYSE was $8.60. The total returns, including income, for the Fund and the comparative benchmarks were:

Six Months Ended June 30, 2009
Cohen & Steers Dividend Majors Fund at Market Value[a]	–7.28%
Cohen & Steers Dividend Majors Fund at Net Asset Value[a]	–10.12%
S&P 500 Index[b]	3.16%
Blended benchmark—50% S&P 500 Index/50% FTSE NAREIT Equity REIT Index[b]	–4.10%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investment Review

U.S. equities were subject to strong shifts in sentiment and performance in the six-month period ended June 30. Stocks struggled in January and February amid increasing economic and financial uncertainty, and markets fell to multi-year lows. Conditions improved in March when there was greater clarity regarding the path the U.S. government was taking to address the financial crisis. Meanwhile, banks began to stabilize; Citigroup jump-started a broad market rally on March 9 when it announced that it expected to be profitable for the first two months of 2009. Equities extended their rise well into the second quarter as economic indicators, while still depressed, exceeded expectations and eased fears of an even deeper recession.

Within the S&P 500 Index, technology was the strongest performing sector (with a total return of +25.0%). Some encouraging earnings reports and guidance from leading technology companies, along with a lack of regulatory worries that have weighed on other sectors, supported the group. The materials sector (+14.2%), which a  As a closed-end investment company, the price of the Fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the Fund.

b  The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

tends to be an early beneficiary of economic optimism, rose sharply in April and May; performance fell back in June as interest rates rose and the run-up in commodity prices eased.

The financial services sector (–2.4%) initially had sharp declines, but then recouped most of the losses as leading banks and brokers reported better-than-expected results driven by strong mortgage originations and significant gains in fixed income trading. A number of major banks were also able to repay government TARP loans. In the industrials sector (–6.0%), General Electric, the largest component, posted a steep share-price decline due to weakness within its financial division and a credit downgrade.

Investment style was a major driver in the first half of the year, as growth stocks outperformed value stocks. The Russell 1000 Growth Index and Russell 1000 Value Index had total returns of +11.5% and –2.9%, respectively, partly reflecting the divergent performance of financial services (more represented in value indexes) and technology (a larger share of growth indexes).

Investment strategy update

The Fund changed a component of its investment strategy in March, replacing the yield-oriented quantitative screening methodology used to select stocks with our large cap value strategy, which focuses on companies that are growing their dividends. We believe that an actively managed portfolio will enhance the Fund's investment strategy in the current market environment and increase diversification among its holdings.

This resulted in a few noteworthy sector weighting shifts. The Fund had a material decrease in its allocation to utilities and financial services companies (in particular banks), while its weightings in the energy and technology sectors rose significantly.

Fund performance

The Fund declined in the period and underperformed its benchmarks by significant margins. This reflected a difficult period for value stocks, in particular higher-yielding, dividend-paying stocks—the Dow Jones Select Dividend Index had a return of –12.5% for the six months. The underperformance is solely attributable to the first quarter; with the change to the new methodology in place, the Fund outperformed in the second quarter with a return of +19.0% on a net asset value basis, compared with a return of 15.9% for the S&P 500 Index.

From a sector standpoint, our underweight in the technology sector in the first quarter detracted from relative return. The Fund's sizable allocation to real estate securities (about 27% of the Fund) hampered performance, as the group declined 12.2% as measured by the FTSE NAREIT Equity REIT Index. Weak at first, REITs surged in March and into the second quarter amid a strong round of capital raisings. U.S. REITs raised $16.8 billion between March and June in order to strengthen balance sheets, meet debt maturities and, in some cases, target distressed acquisition opportunities.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Factors that contributed to performance included stock selection in the energy and utilities sectors. Our underweight in the industrial sector—specifically, General Electric—also benefited relative return.

Investment Outlook

We expect the vast amount of monetary and fiscal stimulus in the economy to support renewed growth, but it may take some time for a sustainable recovery to take hold. The high amount of leverage in the financial system, burdensome debt and sharply lower asset prices at the consumer level, and increased regulation of major segments of the economy might delay or moderate what would otherwise be a more normal cyclical recovery.

The round of successful recapitalizations by financial services companies provides some assurance that major institutions will likely survive. We expect merger and acquisition activity to pick up among second-tier banks. Overall, however, we remain cautious toward the financial sector. Valuations appear attractive, but there remains much uncertainty, making historical comparisons difficult. Some banks may need to raise additional capital if their loan-loss ratios do not improve, and increased regulation is likely to limit earnings growth. The prospects for consumer discretionary stocks have improved but are similarly uncertain as consumer savings rates have increased sharply. Far more stable are consumer staples and health care stocks, and valuations look attractive for these defensive groups.

Among REITs, we believe that a property acquisition phase will eventually take hold, and that companies with the balance sheet capacity will be in a position to play offense when compelling buying opportunities present themselves. As such, these companies and those fundamentally positioned for a better-then-expected recovery remain our primary focus in the sector.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	RICHARD E. HELM

Portfolio Manager	Portfolio Manager

  WILLIAM F. SCAPELL

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

JUNE 30, 2009

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$4,347,635	3.4%
Boston Properties	4,254,840	3.3
Mack-Cali Realty Corp.	3,212,520	2.5
ProLogis	3,017,277	2.3
Public Storage	2,920,408	2.3
Medtronic	2,885,403	2.2
Johnson & Johnson	2,618,480	2.0
Microsoft Corp.	2,595,684	2.0
Becton Dickinson & Co.	2,574,291	2.0
Digital Realty Trust	2,552,520	2.0

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2009 (Unaudited)

		Number of Shares	Value
COMMON STOCK	98.6%
BASIC MATERIALS	1.1%
Alcoa		26,400	$272,712
Archer-Daniels-Midland Co.		14,600	390,842
Dow Chemical Co.		22,900	369,606
Praxair		6,100	433,527
			1,466,687
CONSUMER—CYCLICAL	3.6%
APPAREL	0.7%
Nike[a]		17,300	895,794
AUTO PARTS EQUIPMENT	0.3%
Johnson Controls		16,200	351,864
MEDIA	0.8%
The Walt Disney Co.		44,400	1,035,852
RETAIL	1.6%
Nordstrom		11,900	236,691
Wal-Mart Stores		38,900	1,884,316
			2,121,007
TOYS/GAMES/HOBBIES	0.2%
Mattel		17,000	272,850
TOTAL CONSUMER—CYCLICAL			4,677,367
CONSUMER—NON-CYCLICAL	10.9%
AGRICULTURE	2.5%
Altria Group[a]		132,300	2,168,397
Monsanto Co.		14,500	1,077,930
			3,246,327
BEVERAGE	1.7%
PepsiCo		39,000	2,143,440
COSMETICS/PERSONAL CARE	2.6%
Colgate-Palmolive Co.		13,700	969,138
Procter & Gamble Co.		46,800	2,391,480
			3,360,618

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
FOOD	0.7%
Kraft Foods		36,200	$917,308
RESTAURANT	2.0%
McDonald's Corp.		44,300	2,546,807
RETAIL	1.4%
Costco Wholesale Corp.		8,700	397,590
Shoppers Drug Mart Corp. (Canada)		34,300	1,474,150
			1,871,740
TOTAL CONSUMER—NON-CYCLICAL			14,086,240
ENERGY	9.7%
OIL & GAS	6.9%
Apache Corp.		12,100	873,015
Chevron Corp.[a]		32,700	2,166,375
Devon Energy Corp.[a]		34,301	1,869,404
Exxon Mobil Corp.		35,300	2,467,823
Marathon Oil Corp.		52,900	1,593,877
			8,970,494
OIL & GAS REFINING & MARKETING	0.3%
Valero Energy Corp.		21,600	364,824
OIL & GAS SERVICES	2.5%
Schlumberger Ltd.		40,900	2,213,099
Transocean Ltd.[b]		12,900	958,341
			3,171,440
TOTAL ENERGY			12,506,758
FINANCIAL	11.6%
BANK	5.5%
Bank of America Corp.		125,400	1,655,280
Bank of New York Mellon Corp.		22,600	662,406
SunTrust Banks		1,900	31,255
Toronto-Dominion Bank (Canada)		23,100	1,193,379
US Bancorp[a]		76,200	1,365,504
Wells Fargo & Co.		87,700	2,127,602
			7,035,426

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
DIVERSIFIED FINANCIAL SERVICES	3.5%
BlackRock		7,800	$1,368,276
Goldman Sachs Group		9,700	1,430,168
JPMorgan Chase & Co.[a]		51,500	1,756,665
			4,555,109
INSURANCE	2.3%
HCC Insurance Holdings		48,800	1,171,688
MetLife		41,800	1,254,418
Power Corp. (Canada)		26,100	602,265
			3,028,371
INVESTMENT BANKER/BROKER	0.3%
Morgan Stanley[a]		12,900	367,779
TOTAL FINANCIAL			14,986,685
HEALTH CARE	10.2%
HEALTHCARE PRODUCTS	7.3%
Becton Dickinson & Co.		36,100	2,574,291
Covidien Ltd.		37,400	1,400,256
Johnson & Johnson[a]		46,100	2,618,480
Medtronic[a]		82,700	2,885,403
			9,478,430
PHARMACEUTICAL	2.9%
Abbott Laboratories		50,395	2,370,581
Pfizer[a]		86,300	1,294,500
			3,665,081
TOTAL HEALTH CARE			13,143,511
INDUSTRIAL	7.1%
AEROSPACE & DEFENSE	5.0%
Boeing Co.		22,000	935,000
General Dynamics Corp.		33,700	1,866,643
L-3 Communications Holdings[a]		11,900	825,622
Lockheed Martin Corp.		20,700	1,669,455
United Technologies Corp.		23,500	1,221,060
			6,517,780

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
DIVERSIFIED MANUFACTURING	1.1%
General Electric Co.[a]		116,300	$1,363,036
ENVIRONMENTAL CONTROL	0.2%
Waste Management		8,000	225,280
TRANSPORTATION	0.8%
Norfolk Southern Corp.		12,200	459,574
United Parcel Service		12,300	614,877
			1,074,451
TOTAL INDUSTRIAL			9,180,547
MATERIALS—METALS & MINING	0.4%
Cameco Corp.		22,900	587,487
REAL ESTATE	26.0%
DIVERSIFIED	2.6%
Brookfield Properties Corp.		192,750	1,536,218
Vornado Realty Trust		40,277	1,813,673
			3,349,891
HEALTH CARE	3.3%
HCP		104,690	2,218,381
Ventas		70,399	2,102,114
			4,320,495
HOTEL	0.9%
Host Hotels & Resorts		139,464	1,170,103
INDUSTRIAL	3.4%
EastGroup Properties		42,300	1,396,746
ProLogis		374,352	3,017,277
			4,414,023
OFFICE	5.8%
Boston Properties		89,200	4,254,840
Mack-Cali Realty Corp.		140,900	3,212,520
			7,467,360

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
SELF STORAGE	2.3%
Public Storage		44,600	$2,920,408
SHOPPING CENTER	5.7%
COMMUNITY CENTER	2.3%
Acadia Realty Trust		34,400	448,920
Federal Realty Investment Trust		30,919	1,592,947
Regency Centers Corp.		28,500	994,935
			3,036,802
REGIONAL MALL	3.4%
Simon Property Group		84,535	4,347,635
TOTAL SHOPPING CENTER			7,384,437
SPECIALTY	2.0%
Digital Realty Trust		71,200	2,552,520
TOTAL REAL ESTATE			33,579,237
TECHNOLOGY	13.0%
COMPUTERS	2.6%
Hewlett-Packard Co.		25,200	973,980
International Business Machines Corp.		22,800	2,380,776
			3,354,756
INTERNET SERVICE PROVIDER	0.6%
Google[b]		1,700	716,703
IT SERVICES	0.6%
Automatic Data Processing		22,800	808,032
SEMICONDUCTORS	2.5%
Intel Corp.		66,900	1,107,195
Microchip Technology[a]		57,600	1,298,880
Texas Instruments		36,400	775,320
			3,181,395
SOFTWARE	3.1%
Microsoft Corp.[a]		109,200	2,595,684
Oracle Corp.		67,200	1,439,424
			4,035,108

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
TELECOMMUNICATION EQUIPMENT	3.6%
Corning		103,400	$1,660,604
Harris Corp.		48,900	1,386,804
QUALCOMM		36,300	1,640,760
			4,688,168
TOTAL TECHNOLOGY			16,784,162
TELECOMMUNICATIONS	2.2%
AT&Ta		80,000	1,987,200
Verizon Communications		26,700	820,491
			2,807,691
UTILITIES	2.8%
ELECTRIC—INTEGRATED	2.1%
Exelon Corp.		18,400	942,264
FPL Group		31,400	1,785,404
			2,727,668
MULTI UTILITIES	0.7%
Sempra Energy		17,500	868,525
TOTAL UTILITIES			3,596,193
TOTAL COMMON STOCK (Identified cost—$120,131,406)			127,402,565
SHORT-TERM INVESTMENTS	1.7%
MONEY MARKET FUNDS
Dreyfus Treasury Cash Management Fund, 0.001%[c]		560,195	560,195
Federated U.S. Treasury Cash Reserves Fund, 0.00%[c]		1,350,562	1,350,562
Fidelity Institutional Money Market Treasury Only Fund, 0.13%[c]		350,401	350,401
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,261,158)			2,261,158
TOTAL INVESTMENTS (Identified cost—$122,392,564)	100.3%		129,663,723
WRITTEN CALL OPTIONS	(0.3)%		(327,200)
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.0)%		(103,530)
NET ASSETS (Equivalent to $10.16 per share based on 12,721,550 shares of common stock outstanding)	100.0%		$129,232,993

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Contracts	Value
WRITTEN CALL OPTIONS	(0.3)%
S&P 500 Index, Strike Price 940 7/17/09		125	$(105,000)
S&P 500 Index, Strike Price 935 7/17/09		220	(222,200)
TOTAL WRITTEN CALL OPTIONS (Premiums Received—$621,477)			$(327,200)

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged in connection with written option contracts: $8,318,285 has been pledged to brokers.

b  Non-income producing security.

c  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$122,392,564)	$129,663,723
Cash	57,696
Foreign currency, at value (Identified cost—$5,562)	5,531
Receivable for dividends and interest	203,230
Other assets	14,025
Total Assets	129,944,205
LIABILITIES:
Payable for:
Options (Premiums received $621,477)	327,200
Dividends declared	211,544
Investment management fees	80,779
Administration fees	4,308
Directors' fees	1,893
Other liabilities	85,488
Total Liabilities	711,212
NET ASSETS	$129,232,993
NET ASSETS consist of:
Paid-in-capital	$209,285,133
Dividends in excess of net investment income	(1,765,583)
Accumulated net realized loss	(85,851,905)
Net unrealized appreciation	7,565,348
$129,232,993
NET ASSET VALUE PER COMMON SHARE:
($129,232,993 ÷ 12,721,550 shares outstanding)	$10.16
MARKET PRICE PER COMMON SHARE	$8.60
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(15.35)%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividend income (net of $12,173 of foreign withholding tax)	$2,809,164
Expenses:
Investment management fees	458,299
Shareholder reporting expenses	45,599
Administration fees	45,228
Professional fees	43,241
Custodian fees and expenses	27,928
Directors' fees and expenses	25,702
Transfer agent fees and expenses	10,909
Miscellaneous	17,478
Total Expenses	674,384
Net Investment Income	2,134,780
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(81,136,466)
Options	1,023,781
Foreign currency transactions	9,202
Net realized loss	(80,103,483)
Net change in unrealized appreciation (depreciation) on:
Investments	61,290,406
Options	294,277
Foreign currency translations	(88)
Net change in unrealized appreciation (depreciation)	61,584,595
Net realized and unrealized loss	(18,518,888)
Net Decrease in Net Assets Resulting from Operations	$(16,384,108)

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2009	For the Year Ended December 31, 2008
Change in Net Assets:
From Operations:
Net investment income	$2,134,780	$6,846,296
Net realized loss	(80,103,483)	(5,749,149)
Net change in unrealized appreciation (depreciation)	61,584,595	(78,812,569)
Net decrease in net assets resulting from operations	(16,384,108)	(77,715,422)
Dividends and Distributions to Shareholders from:
Net investment income	(4,007,288)	(6,958,541)
Tax return of capital	—	(11,839,222)
Total dividends and distributions to shareholders	(4,007,288)	(18,797,763)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	—	(828,376)
Total decrease in net assets	(20,391,396)	(97,341,561)
Net Assets:
Beginning of period	149,624,389	246,965,950
End of period[a]	$129,232,993	$149,624,389

a  Includes dividends in excess of net investment income and undistributed net investment income of $1,765,583 and $106,925, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,			For the Period January 31, 2005[a] through
Per Share Operating Performance:	June 30, 2009	2008	2007	2006	December 31, 2005
Net asset value, beginning of period	$11.76	$19.29	$23.12	$20.21	$19.10
Income from investment operations:
Net investment income	0.17	0.54	0.53	0.49	0.43 [b]
Net realized and unrealized gain (loss)	(1.45)	(6.62)	(2.46)	4.72	1.75
Total income (loss) from investment operations	(1.28)	(6.08)	(1.93)	5.21	2.18
Less dividends and distributions to shareholders from:
Net investment income	(0.32)	(0.54)	(0.51)	(0.49)	(0.43)
Net realized gain	—	—	(0.66)	(1.31)	(0.06)
Tax return of capital	—	(0.93)	(0.73)	(0.50)	(0.51)
Total dividends and distributions to shareholders	(0.32)	(1.47)	(1.90)	(2.30)	(1.00)
Offering costs charged to paid-in capital	—	—	—	—	(0.04)
Dilutive effect of common share offering	—	—	—	—	(0.03)
Anti-dilutive effect from the purchase of common shares	—	0.02	—	—	—
Net increase (decrease) in net asset value	(1.60)	(7.53)	(3.83)	2.91	1.11
Net asset value, end of period	$10.16	$11.76	$19.29	$23.12	$20.21
Market value, end of period	$8.60	$9.65	$16.85	$20.60	$17.03
Total net asset value return[c]	–10.12%[d]	–32.21%	–7.64%	28.18%	11.81%[d]
Total market value return[c]	–7.28%[d]	–36.32%	–9.45%	35.54%	–10.03%[d]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$129.2	$149.6	$247.0	$296.0	$258.8
Ratio of expenses to average daily net assets	1.10%[e]	0.97%	0.92%	0.91%	0.95%[e]
Ratio of net investment income to average daily net assets	3.49%[e]	3.27%	2.35%	2.17%	2.38%[e]
Portfolio turnover rate	81%[d]	47%	41%	33%	11%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Dividend Majors Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 13, 2004 and is registered under the Investment Company Act of 1940 as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to achieve high total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter are valued at the official closing prices as reported by Nasdaq, the Pink Sheets, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Staff Position No. 157-4 "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"), effective June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value:

		Fair Value Measurements at June 30, 2009 Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$127,402,565	$127,402,565	$—	—
Money Market Funds	2,261,158	—	2,261,158	—
Total Investments	$129,663,723	$127,402,565	$2,261,158	—
Other Financial Instruments*	$(327,200)	—	$(327,200)	—

*  Other financial instruments are written option contracts.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Options: The Fund may write covered call options on an index or a security with the intention of earning option premiums. Option premiums generate current income and may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain or loss on the option to the extent of the premiums received. Premiums received from writing options which are exercised or are closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2009, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital upon the final determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund's tax positions has been made and it has been determined that there is no impact to the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment management agreement, the Fund pays the investment manager an investment management fee, accrued daily and paid monthly, at an annual rate of 0.75% of the Fund's average daily net assets.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the Fund's average daily net assets. For the six months ended June 30, 2009, the Fund paid the investment manager $24,443 in fees under this administration

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $1,070 from the Fund for the six months ended June 30, 2009.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2009, totaled $99,449,314 and $99,497,008, respectively.

Transactions in options written during the six months ended June 30, 2009, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2008	—	$—
Options written	1,389,120	2,296,317
Options expired	(1,380,068)	(417,067)
Options terminated in closing transactions	(8,707)	(1,257,773)
Options outstanding at June 30, 2009	345	$621,477

Note 4. Income Tax Information

As of June 30, 2009, the federal tax cost and net unrealized appreciation on securities were as follows:

Gross unrealized appreciation	$13,898,694
Gross unrealized depreciation	(6,627,535)
Net unrealized appreciation	$7,271,159
Cost for federal income tax purposes	$122,392,564

As of December 31, 2008, the Fund had a net capital loss carryforward of $5,748,422, which will expire on December 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2009 and year ended December 31, 2008, the Fund issued no shares of common stock for the reinvestment of dividends.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On June 12, 2008, the Board of Directors approved the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's outstanding shares ("Share Repurchase Program") through the fiscal year ended December 31, 2008. During the year ended December 31, 2008, the Fund repurchased 83,700 Treasury shares of its common stock at an average price of $9.87 per share (including brokerage commissions) and a weighted average discount of 24.0%. These repurchases, which had a total cost of $828,376, resulted in an increase of $0.02 to the Fund's net asset value. On December 17, 2008, the Board of Directors authorized the continuation of the Share Repurchase Program through fiscal year ending December 31, 2009. During the six months ended June 30, 2009, the Fund did not effect any repurchases.

Note 6. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. Derivative Investments

The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). This new standard requires funds to disclose information intended to enable financial statement users to understand how and why the Fund uses derivative instruments, how derivative instruments are accounted for under FAS 133 and how derivative instruments affect the company's financial position, results of operations, and cash flows. All changes to disclosure have been made in accordance with FAS 161 and incorporated for the current period as part of the Notes to Financial Statements.

Fair Values of Derivative Instruments as of June 30, 2009

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Written Options	—	—	Payables	$327,200

Statement of Operations

Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation
Written Options	Net Realized and Unrealized Gain (Loss)	$1,023,781	$294,277

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Subsequent Events

In May 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165), effective for interim or annual periods ending after June 15, 2009. The FASB has established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.

With regard to the Fund's financial statements, subsequent to June 30, 2009 and through August 18, 2009, there have been no recognized subsequent events (subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet) nor have there been any nonrecognized subsequent events (subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after the balance sheet but before the financial statements are issued or are available to be issued).

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Dividend Majors Fund shareholders voted on the following proposals at the annual meeting held on April 30, 2009. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To Elect Directors
George Grossman	10,190,655	677,216
Robert H. Steers	10,231,937	635,934
C. Edward Ward, Jr.	10,228,261	639,610

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2009) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (1/31/05)	One Year	Since Inception (1/31/05)
–30.98%	–4.76%	–36.24%	–9.24%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

The Board of Directors, at its March 17-18, 2009 meeting, approved a change to a component of the Corporation's investment strategy, which replaced the quantitative screening methodology used to select dividend yielding stocks with a large cap dividend value strategy actively managed by Richard E. Helm. The change was fully implemented by April 1, 2009.

The Board of Directors, at its June 9-10, 2009 meeting, approved that the Fund may, but is not required to, use, without limit, various strategic transactions described below to seek to generate return, facilitate portfolio management and mitigate risks. Although the investment manager may seek to use these kinds of transactions to further the Fund's investment objectives, no assurance can be given that they will achieve this result. The Fund may enter into exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indexes, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as "Derivatives Transactions."

Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance, effecting a form of investment leverage on the Fund's portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the investment manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives Transactions entered into to seek to manage the risks of the Fund's portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes.

The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

The Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter ("OTC") derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Richard E. Helm
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan, LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: DVM

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

DIVIDEND MAJORS FUND

280 PARK AVENUE

NEW YORK, NY 10017

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SEMIANNUAL REPORT

JUNE 30, 2009

DVMSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure. e controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: August 28, 2009